SUMMARY

PROSPECTUS

January 31, 2024

Clifford Capital
International Value Fund

Investor Class (CIIRX)

Institutional Class (CCIVX)

Super Institutional Class (CIVQX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://cliffordcap.com/fundreports/. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024, are incorporated by reference into this Summary Prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this summary prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Investment Objective

The investment objective of the Clifford Capital International Value Fund (the “International Value Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Investor Class	Institutional Class	Super Institutional Class
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%	0.85%	0.85%
Distribution and Service 12b-1 Fees	0.25%	None	None
Shareholder Servicing Plan	None	None	None
Other Expenses	26.39%	12.35%	25.84%
Total Annual Fund Operating Expenses	27.49%	13.20%	26.69%
Less Fee Waivers and/or Expense Reimbursements(1)	(26.19%)	(12.15%)	(25.72%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	1.30%	1.05%	0.97%

(1) Clifford Capital Partners, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Fund expenses until January 31, 2025 to keep Total Annual Fund Operating Expenses (exclusive of interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the daily net assets of the Fund’s Investor Class and Institutional Class and 0.97% of the daily net assets of the Fund’s Super Institutional Class. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust and the Adviser may terminate this expense limitation agreement prior to January 31, 2025, only by mutual written consent.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Expense Example

The following example is intended to help you compare the cost of investing in the International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$132	$4,624	$7,322	$10,247
Institutional Class	$107	$2,631	$4,758	$ 8,724
Super Institutional Class	$ 99	$4,513	$7,220	$10,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended September 30, 2023, the International Value Fund’s portfolio turnover rate was 10.56% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve its investment objective, the Fund invests primarily in equity securities of non-U.S. companies with a market capitalization of USD $10 billion or greater at time of original purchase that the Fund’s investment adviser, Clifford Capital Partners, LLC (the “Adviser”), believes are trading at a discount to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks.

The Adviser considers an issuer to be non-U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The Fund may invest up to 20% of the portfolio in securities of issuers located in emerging market countries.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

The Adviser uses a disciplined “bottom-up” selection process to identify equity securities of companies that appear to be selling at a discount to the Adviser’s assessment of their intrinsic value. To estimate a company’s intrinsic value, the Adviser may employ a variety of analysis techniques that it deems appropriate for each individual company. Examples of such techniques include estimating a company’s future financial results such as revenues, earnings, cash flows, or earnings before interest, taxes, depreciation and amortization (“EBITDA”) and then applying the Adviser’s estimate of a relevant price multiple that it will assign to these values based on the Adviser’s assessment of a “normalized” ratio (a ratio based on the company’s and/or its industry’s historical norms). Examples of these types of ratios are price to sales, price to earnings, price to cash flow, or enterprise value to earnings before interest, taxes, depreciation and amortization or “EV/EBITDA”. Other techniques that may be used to estimate intrinsic value include: the Adviser’s estimate of a company’s private market value; a fair value liquidation analysis; discounted cash flow analysis; or dividend discount models.

The Adviser strives to buy stocks at a discount to intrinsic value, taking advantage of price dislocations caused by short-term investor orientation, herd influences and other irrational investor behavior. The Adviser also buys stocks at a discount resulting from the increasing market clout of passive investors and investors who rely on non-company-specific analysis, such as investors who trade funds and exchange-traded funds (“ETFs”) of entire sectors or industries rather than individual stocks. These investment opportunities arise when, in the opinion of the Adviser, the expectations implied in a company’s stock price are too low relative to the firm’s long-term earnings power or to its current assets.

The overall portfolio construction is guided by a dynamic mix of two types of stocks:

•Core Value stocks – investments in companies the Adviser believes are high-quality companies that earn high returns on capital. These stocks will represent 50-90% of the Fund’s holdings.

•Deep Value stocks – opportunistic investments in companies the Adviser believes are deeply-undervalued. These stocks, plus the Fund’s cash holdings, will represent the remaining 10-50% of the Fund.

The Fund will normally hold between 25 and 45 securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally differ from this range at times such as when the portfolio manager is accumulating new positions, phasing out and exiting positions, or responding to exceptional market conditions.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

The Principal Risks of Investing in the Fund

Active Management Risk. The Fund is actively-managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

Risks of Investing in Equity Securities. Overall equity market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market and Geopolitical Risk. Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Risks of Mid-Cap Securities. Investing in the securities of mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

Risks of Large-Cap Securities. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller capitalizations.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Focused Investment Risk. The Fund is a focused fund and generally holds stocks of between only 25 and 45 companies. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to other funds. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio held more positions, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Fund. To the extent such inflows or outflows of cash cause the Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value (“NAV”) per share. During the fiscal year ended September 30, 2023, the Fund invested a substantial amount of its assets in securities of companies of the financial sector and healthcare sector. Sectors in which the Fund invests may change. To the extent that the Fund invests in securities in the financial sector or healthcare sector, it will be subject to the following risks:

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Healthcare Companies Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Management Style Risk. Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Emerging Markets Risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuer.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including American depository receipts (“ADRs”) and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Foreign Currency Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S.

Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Cybersecurity Risk.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.

Performance History

The bar chart and table on the following page provide some indication of the risks of investing in the International Value Fund by showing changes in the International Value Fund’s performance from year to year and by showing how the International Value Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The International Value Fund’s past performance (before and after taxes) is not necessarily an indication of how the International Value Fund will perform in the future. Updated performance information is available at https://cliffordcap.com/fundreports/ or by calling toll-free 800-673-0550.

The bar chart below shows the annual returns for the International Value Fund’s Institutional Class shares for each full calendar year of the International Value Fund. The performance of the International Value Fund’s Investor Class shares and Super Institutional Class shares will differ from the Investor Class shares returns shown in the bar chart because the expenses of the Classes differ.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND
(INSTITUTIONAL CLASS)
CALENDAR YEAR TOTAL RETURNS
15.00%
10.00%
5.00%
0.00%
12.16%
2023

During the period shown, the highest quarterly return was 10.49% (quarter ended 3/31/2023) and the lowest quarterly return was -4.91% (quarter ended 9/30/2023).

Average Annual Returns for Periods Ended December 31, 2023

The table below shows how the average annual total returns of the International Value Fund’s classes compared to those of the International Value Fund’s benchmark. The table also presents the impact of taxes on the International Value Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their International Value Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns for the Investor Class and Super Institutional Class shares will differ from those of the Institutional Class shares as the expenses of the Classes differ.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Return Before Taxes	One Year	Since Inception (5/06/2022)
Investor Class Shares	11.90%	3.21%
Institutional Class Shares	12.16%	3.45%
Super Institutional Class Shares	12.22%	3.49%
Return After Taxes – Institutional Class	One Year	Since Inception (5/06/2022)
Return After Taxes on Distributions	12.11%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.22%	2.40%
MSCI EAFE Net Total Return Index (reflects no deduction for fees, expenses or taxes)*	18.24%	10.72%
MSCI EAFE Value Net Return Index (reflects no deduction for fees, expenses or taxes)	18.85%	10.52%

*Effective January 31, 2024, the Fund’s comparative broad-based benchmark index changed to the MSCI EAFE Net Total Return Index, which the Adviser believes is a more appropriate performance comparison for the Fund reflecting the broader international market in which the Fund invests.

Management

Investment Adviser.

Clifford Capital Partners, LLC.

Portfolio Managers.

Allan C. Nichols, CFA, Principal and Portfolio Manager of the Adviser, has been a co-portfolio manager of the Fund since its inception.

Ryan P. Batchelor, CFA, CPA, Principal and Chief Investment Officer of the Adviser, has been a co-portfolio manager of the Fund since its inception.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the International Value Fund is shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100

	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100

	Super Institutional Class
	Initial	Additional
Regular Account	$1,000,000	$10,000
Automatic Investment Plan	$1,000,000	$ 1,000
IRA Account	$1,000,000	$ 1,000

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Clifford Capital Funds, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone by calling toll free 800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be subject to U.S. federal income tax and may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

SUMMARY Prospectus | January 31, 2024

clifford capital International Value Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.